SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 2, 2004


                            FARNSWORTH BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)



       New Jersey                    0-24621           22-3591051
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(State or other jurisdiction      (SEC File No.)     (IRS Employer
     of incorporation)                              Identification
                                                        Number)


789 Farnsworth Avenue, Bordentown, NJ.                 08505
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (609)298-0723
                                                    -------------

                                 Not Applicable
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          (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         |_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                            FARNSWORTH BANCORP, INC.


                            Section 8 - Other Events

Item 8.01. Other Events.

         On November 2, 2004, the Registrant announced that its Board of Directors had declared a semi-annual cash dividend of $.05 per share payable on November 26, 2004, to shareholders of record as of November 15, 2004.

         For further details, reference is made to the Press Release dated November 2, 2004, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

         (c)      Exhibits

         Exhibit 99 -- Press Release dated November 2, 2004.
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                                       -2-

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             FARNSWORTH BANCORP, INC.


Date: November 2, 2004                    By: /s/Gary N. Pelehaty
     -------------------------               -------------------------
                                             Gary N. Pelehaty
                                             President and Chief
                                             Executive Officer